SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 28, 2004

PLUG POWER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-27527	22-3672377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 Albany-Shaker Road, Latham, New York 12110

(Address of Principal Executive Offices and Zip Code)

(518) 782-7700

(Registrant’s telephone number, including area code)

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2004, Plug Power Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. That release referred to certain attached financial highlights for the quarter ended June 30, 2004. The full text of the press release, including the attachment referred to within the release, which were posted on Plug Power Inc.’s internet website, are furnished as Exhibit 99.1 hereto and are incorporated by reference herein.

Exhibit No.	Description

99.1	Press Release of Plug Power Inc. dated July 28, 2004, including attachment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2004

PLUG POWER INC.

By: /S/ DAVID A. NEUMANN

David A. Neumann

Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Plug Power Inc. dated July 28, 2004, including attachment.